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                                                                    EXHIBIT 23.1
                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the application of our report dated September 29, 1999, included in this Form 8-K/A of MBR Technologies, Inc., relating to the financial statements for the year ended March 31, 1999.

SWENSON ADVISORS, LLP

Temecula, California
February, 18, 2000